UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 16, 2004

NEUROMETRIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50856	04-3308180
(Commission File Number)	(I.R.S. Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(781) 890-9989

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(c)                                  Exhibits:

Exhibit 99.1                     Press Release of NeuroMetrix, Inc. issued on August 16, 2004

Item 12.                                                    Results of Operations and Financial Condition

On August 16, 2004, NeuroMetrix, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished under Item 12 and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

	By:	/s/ Shai N. Gozani, M.D., Ph.D.
		Name:	Shai N. Gozani, M.D., Ph.D.
		Title:	President and Chief Executive Officer

Date: August 16, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of NeuroMetrix, Inc. issued on August 16, 2004